Exhibit 99.1

LETTER OF TRANSMITTAL

IPAYMENT, INC.

Offer to Exchange

Up to $400,000,000 of its outstanding 10.25% Senior Notes due 2018 for a like aggregate principal amount of its 10.25% Senior Notes due 2018 that have been registered under the Securities Act of 1933, as amended

IPAYMENT HOLDINGS, INC.

Offer to Exchange

Up to $129,921,875 of its outstanding 15.00%/15.00% Senior Notes due 2018 for a like aggregate principal amount of its 15.00%/15.00% Senior Notes due 2018 that have been registered under the Securities Act of 1933, as amended

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2012, OR SUCH LATER DATE TO WHICH IPAYMENT, INC. OR IPAYMENT HOLDINGS, INC., AS APPLICABLE, MAY EXTEND THE APPLICABLE EXCHANGE OFFER (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:	By Hand Delivery:

Wilmington Trust, National Association c/o Wilmington Trust Company Corporate Capital Markets Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	Wilmington Trust, National Association c/o Wilmington Trust Company Corporate Capital Markets Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	Wilmington Trust, National Association c/o Wilmington Trust Company Corporate Capital Markets Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed

By Facsimile Transmission (eligible institutions only): (302) 636-4139

For Information or Confirmation by Telephone: (302) 636-6181

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Initial Notes (as defined below) should complete this Letter of Transmittal either if Initial Notes are to be forwarded herewith or if tenders of Initial Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The exchange offers—Book-entry tender” and “The exchange offers—Procedures for tendering” in the Prospectus (as defined below) and an Agent’s Message (as defined below) is not delivered. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Initial Notes whose certificates for such Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Initial Notes according to the guaranteed delivery procedures set forth in “The exchange offers—Guaranteed delivery procedures” in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Initial Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Initial Notes are held of record by The Depository Trust Company (“DTC”).

The undersigned acknowledges that he or she has received the Prospectus, dated             , 2011 (as it may be amended or supplemented from time to time, the “Prospectus”), of iPayment, Inc., a Delaware corporation (“iPayment”), and iPayment Holdings, Inc., a Delaware corporation (“Holdings” and, together with iPayment, the “Issuers”), and this letter of transmittal (this “Letter of Transmittal”), which together constitute (i) iPayment’s offer to exchange up to $400,000,000 in aggregate principal amount of its outstanding 10.25% Senior Notes due 2018 (the “10.25% Initial Notes”) for a like aggregate principal amount of its 10.25% Senior Notes due 2018 (the “10.25% Exchange Notes”) that have been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and (ii) Holdings’ offer to exchange up to $129,921,875 in aggregate principal amount of its outstanding 15.00%/15.00% Senior Notes due 2018 (the “15.00%/15.00% Initial Notes” and, together with the 10.25% Initial Notes, the “Initial Notes”) for a like aggregate principal amount of its 15.00%/15.00% Senior Notes due 2018 (the “15.00%/15.00% Exchange Notes” and, together with the 10.25% Exchange Notes, the “Exchange Notes”) that have been registered under the Securities Act. The 10.25% Initial Notes are fully and unconditionally guaranteed (the “Old Guarantees”), jointly and severally, on a senior basis by certain of iPayment’s existing and future subsidiaries (each, a “Guarantor” and collectively, the “Guarantors”) and the 10.25% Exchange Notes will be fully and unconditionally guaranteed (the “New Guarantees”), jointly and severally, on a senior basis by the same

Guarantors. Under the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors are offering to issue the New Guarantees with respect to all 10.25% Exchange Notes issued in the exchange offer in exchange for the Old Guarantees of the 10.25% Initial Notes for which such Exchange Notes are issued in the exchange offer therefor. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the exchange offer for the 10.25% Initial Notes include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “10.25% Exchange Notes” include the related New Guarantees and references to the “10.25% Initial Notes” include the Old Guarantees.

For each 10.25% Initial Note accepted for exchange, the holder of such Initial Note will receive a 10.25% Exchange Note having a principal amount equal to that of the surrendered 10.25% Initial Note. Each 10.25% Exchange Note will bear interest at a rate of 10.25% per annum which will accrue from the later of the last interest payment date on which interest was paid on the 10.25% Initial Note surrendered in the exchange offer for such 10.25% Exchange Note, or if no interest has been paid on such 10.25% Initial Note, from the date of issuance of such 10.25% Initial Note (provided that, for the avoidance of doubt, interest shall not be deemed to accrue at the same time on both a 10.25% Initial Note and the 10.25% Exchange Note issued in exchange therefor). Interest on the 10.25% Exchange Notes will be payable semi-annually in arrears on November 15 and May 15 of each year, commencing on the first interest payment date following the completion of the exchange offer for the 10.25% Initial Notes. The 10.25% Exchange Notes will mature on May 15, 2018. The terms of the 10.25% Exchange Notes are substantially identical to the terms of the 10.25% Initial Notes, except that the 10.25% Exchange Notes will be freely tradable in the United States by persons not affiliated with iPayment or any Guarantor, will not bear legends restricting their transfer and will not contain the registration rights and additional interest provisions of the 10.25% Initial Notes.

For each 15.00%/15.00% Initial Note accepted for exchange, the holder of such 15.00%/15.00% Initial Note will receive a 15.00%/15.00% Exchange Note having a principal amount equal to that of the surrendered 15.00%/15.00% Initial Note. Interest on each 15.00%/15.00% Exchange Note will accrue from the later of the last interest payment date on which interest was paid on the 15.00%/15.00% Initial Note surrendered in the exchange offer for such 15.00%/15.00% Exchange Note, or if no interest has been paid on such 15.00%/15.00% Initial Note, from the date of issuance of such 15.00%/15.00% Initial Note (provided that, for the avoidance of doubt, interest shall not be deemed to accrue at the same time on both a 15.00%/15.00% Initial Note and the 15.00%/15.00% Exchange Note issued in exchange therefor).

For any interest period through and including May 15, 2015, Holdings may elect to pay interest on the 15.00%/15.00% Exchange Notes (i) entirely in cash (“cash interest”) or (ii) pay interest on 50% of the outstanding principal amount of the 15.00%/15.00% Exchange Notes in cash interest and on 50% of the outstanding principal amount of the 15.00%/15.00% Exchange Notes by increasing the principal amount of the outstanding 15.00%/15.00% Exchange Notes or by issuing additional 15.00%/15.00% Exchange Notes (“PIK interest”). Notwithstanding the foregoing, Holdings will pay cash interest on the 15.00%/15.00% Exchange Notes to the extent that iPayment would, on the date notice of such election is required to be made, be permitted pursuant to its debt agreements to pay a dividend or distribution to Holdings in an amount sufficient to pay such cash interest on the relevant interest payment date. After May 15, 2015, Holdings will pay cash interest on the 15.00%/15.00% Exchange Notes, subject to certain rights to pay partial PIK interest for up to two additional interest periods.

Cash interest and PIK interest will each accrue at a rate of 15.00% per annum. If Holdings’ leverage ratio exceeds 7.25 to 1.00 as of the most recent quarter end prior to an interest payment date, then for the interest period ending on such date, the interest rate will be retroactively increased by 2.00% in the form of PIK interest.

The 15.00%/15.00% Exchange Notes will bear interest on the increased principal amount thereof from and after the applicable interest payment date on which a payment of PIK interest is made. Holdings must elect the form of interest payment with respect to each interest period not later than the beginning of each interest period. In the absence of such an election, Holdings will pay interest according to the election for the previous interest period. For the first interest period ended November 15, 2011, interest was paid 50% as cash interest and 50% as PIK interest.

Interest on the 15.00%/15.00% Exchange Notes will be payable semi-annually in arrears on November 15 and May 15 of each year, commencing on the first interest payment date following the completion of the exchange offer for the 15.00%/15.00% Initial Notes. The 15.00%/15.00% Exchange Notes will mature on November 15, 2018. The terms of the 15.00%/15.00% Exchange Notes are substantially identical to the terms of the 15.00%/15.00% Initial Notes, except that the 15.00%/15.00% Exchange Notes will be freely tradable in the United States by persons not affiliated with Holdings, will not bear legends restricting their transfer and will not contain the registration rights and certain additional interest provisions of the 15.00%/15.00% Initial Notes.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

TREASURY DEPARTMENT CIRCULAR 230

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH PERSON RECEIVING THIS LETTER OF TRANSMITTAL IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE ISSUERS IN CONNECTION WITH THE EXCHANGE OFFERS; AND (C) TENDERING HOLDERS OF INITIAL NOTES SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers. Holders who wish to exchange their Initial Notes must complete this Letter of Transmittal in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Initial Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1*:

Description of Initial Notes Tendered Herewith

10.25% Initial Notes

Name(s) and Address(es) of Registered Holder(s) Exactly as They Appear on Initial Notes	Certificate or Registration Number(s) of Initial Notes**	Aggregate Principal Amount Represented by Initial Notes	Aggregate Principal Amount of Initial Notes Being Tendered***

Total:
15.00%/15.00% Initial Notes
Name(s) and Address(es) of Registered Holder(s) Exactly as They Appear on Initial Notes	Certificate or Registration Number(s) of Initial Notes**	Aggregate Principal Amount Represented by Initial Notes	Aggregate Principal Amount of Initial Notes Being Tendered***

Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of Initial Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed if Initial Notes are being tendered by book-entry transfer.
***	The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof, in the case of the 10.25% Initial Notes, and integral multiples of $1.00 in excess thereof, in the case of 15.00%/15.00% Initial Notes. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. See Instruction 2.

Box 2

Book-Entry Transfer

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting an exchange offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of an exchange offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept an exchange offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 1 below)

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Initial Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF INITIAL NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that (i) it is acquiring the Exchange Notes in the ordinary course of business, (ii) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a “distribution” (within the meaning of the Securities Act) of the Exchange Notes and (iii) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of (a) iPayment or any Guarantor, if it is acquiring 10.25% Exchange Notes, or (b) Holdings, if it is acquiring 15.00%/15.00% Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the exchange offers with respect to Initial Notes acquired other than as a result of market-making or other trading activities. Any broker-dealer who purchased Initial Notes from iPayment or Holdings to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to iPayment or Holdings, as applicable, the aggregate principal amount of the Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Initial Notes tendered herewith in accordance with the terms and conditions of the exchange offers (including, if the exchange offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, iPayment or Holdings, as applicable, all right, title and interest in and to such Initial Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the exchange offers) with respect to the tendered Initial Notes, with full power of substitution and resubstitution to: (1) deliver certificates representing such Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Initial Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers; (2) present and deliver such Initial Notes for transfer on the books of the Issuers; and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Initial Notes, all in accordance with the terms of the exchange offers. The power of attorney granted in this paragraph shall be deemed an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby, (b) when such tendered Initial Notes are accepted for exchange, the applicable Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Initial Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the applicable Issuer. The undersigned hereby further represents (i) that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) that neither the holder of such Initial Notes nor any such other person is engaged in, or intends to engage in, nor has an arrangement or understanding with any person to participate in, a “distribution” (within the meaning of the Securities Act) of such Exchange Notes and (iii) that neither the holder of such Initial Notes nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of (x) iPayment or any Guarantor, if it is acquiring 10.25% Exchange Notes, or (y) Holdings, if it is acquiring 15.00%/15.00% Exchange Notes.

The undersigned also acknowledges that the exchange offers are being made based on the Issuers’ understanding of interpretations of the Staff of the Securities and Exchange Commission (the “SEC”) as set forth in Exxon Capital Holdings Corp., SEC no-action letter (available May 13, 1988), Morgan Stanley & Co. Inc., SEC no-action letter (available June 5, 1991) and Shearman & Sterling, SEC no-action letter (available July 2, 1993), or similar no-action letters issued to third parties in similar transactions, that the Issuers do not intend to request the SEC to consider, and the SEC has not considered the exchange offers in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offers as in other circumstances. The undersigned further acknowledges that the Exchange Notes issued in exchange for the Initial Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” (as defined in Rule 405 under the Securities Act) of (i) iPayment or any Guarantor, if it is acquiring 10.25% Exchange Notes, or (ii) Holdings, if it is acquiring 15.00%/15.00% Exchange Notes), in the United States without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a “distribution” (within the meaning of the Securities Act) of such Exchange Notes.

If a holder of the Initial Notes is (i)(A) in the case of the 10.25% Initial Notes, an affiliate of iPayment or any Guarantor or (B) in the case of the 15.00%/15.00% Initial Notes, an affiliate of Holdings, (ii) not acquiring the Exchange Notes in the ordinary course of its business or (iii) engaged in or intends to engage in a “distribution” (within the meaning of the Securities Act) of the Exchange Notes or has any arrangement or understanding with any person to participate in a distribution of the Exchange Notes to be acquired pursuant to the exchange offers, such holder (x) may not rely on the applicable interpretations of the Staff of the SEC and (y) in the absence of an exception from the position stated immediately above, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Initial Notes or transfer ownership of such Initial Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Initial Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by (x) iPayment of its obligations with respect to the undersigned under the Registration Rights Agreement, dated May 6, 2011, among iPayment, the guarantors party thereto and J.P. Morgan Securities LLC, as representative for the several initial purchasers and/or (y) Holdings of its obligations with respect to the undersigned under the Registration Rights Agreement, dated May 6, 2011, among Holdings and J.P. Morgan Securities LLC (each, a “Registration Rights Agreement”), as applicable, and that the Issuers shall have no further obligations or liabilities thereunder with respect to the undersigned except as provided in Section 5 (Indemnification and

Contributions) of such agreements. The undersigned will comply with its obligations under any applicable Registration Rights Agreement.

The exchange offers are subject to certain conditions as set forth in the Prospectus under the caption “The exchange offers—conditions to the exchange offers.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown above, as promptly as practicable after the Expiration Date or the termination of the exchange offers. In addition, the Issuers may amend the exchange offers at any time prior to the Expiration Date if any of the conditions set forth under “The exchange offers—conditions to the exchange offers” in the Prospectus occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

The undersigned understands and acknowledges that tenders of the Initial Notes pursuant to any one of the procedures described under “The exchange offers—Procedures for tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the exchange offers.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Initial Notes, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Initial Notes Tendered Herewith.” The undersigned acknowledges that the Issuers have no obligation pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any Initial Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any Initial Notes so tendered for exchange.

The undersigned understands that the 15.00%/15.00% Exchange Notes received will bear a legend substantially to the following effect:

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. WRITTEN REQUESTS FOR INFORMATION RELATED TO THE NOTE, INCLUDING THE AMOUNT OF QUALIFIED STATED INTEREST, THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT

AND THE YIELD TO MATURITY MAY BE DIRECTED TO IPAYMENT HOLDINGS, INC., 40 BURTON HILLS BOULEVARD, SUITE 415, NASHVILLE, TENNESSEE 37215, ATTENTION: CHIEF FINANCIAL OFFICER

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH INITIAL NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX.

Box 6

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Initial Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Initial Notes whose name(s) appear(s) above.

Issue:	☐ Initial Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Telephone Number (Include Area Code):

Taxpayer Identification or Social Security Number:

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Initial Notes not tendered and/or certificates for the Exchange Notes are to be sent in the name of someone other than the registered holder(s) of the Initial Notes whose name(s) appear(s) above.

Issue:	☐ Initial Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Telephone Number (Include Area Code):

Taxpayer Identification or Social Security Number:

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) OR AN AGENT’S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Box 8

TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT

INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Complete and return accompanying Substitute Form W-9—See Box 9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) of the Initial Notes exactly as their name(s) appear(s) on the Initial Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Telephone Number (Include Area Code):

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Telephone Number (Include Area Code):

Taxpayer Identification or Social Security Number:

Box 9

PAYER’S NAME: WILMINGTON TRUST, NATIONAL ASSOCIATION

Substitute FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number or Employer Identification Number
Part 2—Awaiting TIN ☐

Certificate Instructions—You must cross out item (2) in Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Part 3

Certification—Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:		Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer.

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY number of—
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if a combined account fund, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—
6. Disregarded entity not owned by an individual	The owner(3)

7. A valid trust, estate, or pension trust	The legal entity(4)

8. Corporate or limited liability company electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10. Partnership or multi-member limited liability company	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is US$600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a US$500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFERS

General

Please do not send certificates for Initial Notes directly to the Issuers. Your certificates for Initial Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Initial Notes, this Letter of Transmittal and all other required documents is at the sole election and risk of the tendering holders and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service are recommended. If Initial Notes are sent by mail, it is recommended that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Initial Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a properly completed and signed facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Initial Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available, (ii) who cannot complete the procedures for book-entry transfer prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot deliver their Initial Notes, this Letter of Transmittal (or facsimile thereof) and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date must tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in “The exchange offers—Guaranteed delivery procedures” in the Prospectus and by completing Box 3. Holders may tender their Initial Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Initial Notes, if applicable, the certificate number(s) of the Initial Notes to be tendered and the principal amount of Initial Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration

Date, this Letter of Transmittal, or a facsimile thereof, together with the Initial Notes or a book-entry confirmation, and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Initial Notes in proper form or a confirmation of book-entry transfer of the Initial Notes into the Exchange Agent’s account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Any Holder who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Initial Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

2.	Partial Tenders; Withdrawals.

Tenders of Initial Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof, in the case of the 10.25% Initial Notes, and integral multiples of $1.00 in excess thereof, in the case of 15.00%/15.00% Initial Notes. If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Initial Notes tendered in the column entitled “Description of Initial Notes Tendered Herewith” in Box 1 above. A newly issued certificate for the Initial Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Initial Notes tendered pursuant to the exchange offers may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which tenders of Initial Notes are irrevocable.

To be effective with respect to the tender of Initial Notes, a written notice of withdrawal (which may be by telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the applicable Issuer notifies the Exchange Agent that it has accepted the tender of Initial Notes pursuant to the exchange offers, and in any case, before 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person who tendered the Initial Notes to be withdrawn; (iii) identify the Initial Notes to be withdrawn (including the certificate numbers shown on the particular certificates evidencing such Initial Notes, if any, and principal amount of such Initial Notes); (iv) include a statement that such holder is withdrawing its election to have such Initial Notes exchanged; (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee); and (vi) specify the name in which any such Initial Notes are to be registered, if different from that of the withdrawing holder. The

Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Initial Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offers. Any Initial Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Initial Notes will be credited to an account with such book-entry transfer facility specified by the holder) as promptly as practicable after the Expiration Date or termination of the applicable exchange offer. Properly withdrawn Initial Notes may be retendered by following one of the procedures described under the caption “The exchange offers—Procedures for tendering” in the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

Although the Issuers intends to notify you of defects or irregularities with respect to tenders of your Initial Notes, none of the Issuers, any affiliate or assigns of the Issuers, the Exchange Agent or any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (whether or not such notice is given to other persons).

3.	Beneficial Owner Instructions.

Only a holder of Initial Notes (i.e., a person in whose name Initial Notes are registered on the books of the registrar or, in the case of Initial Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Initial Notes who wishes to accept an exchange offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal. Any beneficial owner who wishes to tender on its own behalf must make appropriate arrangements to register ownership of the Initial Notes in its name or obtain a properly completed bond power from the registered holder. The Issuers urge you to act immediately because the transfer of registered ownership may take considerable time.

4.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) of the Initial Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates representing such Initial Notes (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Initial Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Initial Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Initial Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) listed and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Initial Notes listed or the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder(s) of the Initial Notes, such Initial Notes must be endorsed or accompanied by separate bond powers in form satisfactory to the Issuers and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Initial Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, submit proper evidence satisfactory to the Issuers, in their sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Initial Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank, a clearing agency, national securities exchanges, insured credit union, a savings association or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Initial Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.	Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or certificates for Initial Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated.

A holder tendering the Initial Notes by book-entry transfer may request that the Initial Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4. If no such instructions are given, the Exchange Notes (and any Initial Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6.	Transfer Taxes.

The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Initial Notes to them or their order pursuant to the exchange offers. If, however, the Exchange Notes are delivered to, or issued in the name of, a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Initial Notes to the Issuers or their order pursuant to the exchange offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

7.	Waiver of Conditions.

The Issuers reserve the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the exchange offers set forth in the Prospectus.

8.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been completed.

9.	No Conditional Tenders; No Notice of Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange. The Issuers reserve the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Issuers’ interpretations of the terms and conditions of the exchange offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person is under any obligation to give notice of any defect or irregularity with respect to any tender of the Initial Notes nor shall they incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as promptly as practicable following the Expiration Date.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

11.	Incorporation of Letter of Transmittal.

This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the book-entry transfer facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Initial Notes so tendered.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering holder whose Initial Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Initial Notes is awaiting a TIN), (B) that the holder of Initial Notes is not subject to backup withholding because (x) such holder of Initial Notes is exempt from backup withholding, (y) such holder of Initial Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Initial Notes that he or she is no longer subject to backup withholding and (C) that the holder of Initial Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Initial Notes is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Initial Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Initial Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Initial Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished in a timely manner. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 2 of the Substitute Form W-9 if the surrendering holder of Initial Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder of Initial Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified

TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Initial Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.